Filed pursuant to Rule 497(e)

Registration No. 333-164298

July 31, 2018

DOUBLELINE FUNDS TRUST

DoubleLine Multi-Asset Growth Fund

Supplement dated July 31, 2018 to the Prospectus for Class A (DMLAX), Class C (DMLCX), Class I (DMLIX), and Class N (DMLNX) shares of DoubleLine Multi-Asset Growth Fund (the “Multi-Asset Growth Fund”) dated July 31, 2018. This Supplement updates certain information contained in the above-dated Prospectus. Please review this important information carefully.

The Multi-Asset Growth Fund currently offers Class I shares and Class A Shares of the Fund only. Class N shares and Class C shares of the Multi-Asset Growth Fund are not offered for sale at this time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

DLMAGPROSUP